SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO FIXED INCOME FUNDS

Wells Fargo International Bond Fund
Wells Fargo Strategic Income Fund
(each a “Fund” together the “Funds”)

Effective September 12, 2018, all references to Christopher Wightman in the International Bond Fund’s Statement of Additional Information are hereby removed.

Effective immediately, Lauren van Biljon is added as a portfolio manager to the Funds.

In the section entitled "Manager and Other Service Providers - Portfolio Managers”, the Management of Other Accounts and Beneficial Ownership tables are amended to add the following information:

Lauren van Biljion [1]	Registered Investment Companies
	Number of Accounts	2
	Total Assets Managed	$127.9 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$373 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	15
	Total Assets Managed	$4.28 billion
	Number of Accounts Subject to Performance Fee	3
	Assets of Accounts Subject to Performance Fee	$893 million

Portfolio Manager	Fund	Beneficial Ownership
Lauren van Biljon [1]	International Bond Fund	$0
	Strategic Income Fund	$0

1 Ms. van Biljon became a portfolio manager of the Funds on October 3, 2018. The information presented in this table is as of August 31, 2018, at which time Ms. van Biljon was not a portfolio manager of the Funds.

October 3, 2018